Acquisitions - Schedule of Unaudited Pro Forma Information Below Presents the Consolidated Results Operations (Details) (10-K) - The Simplicity Esports, LLC [Member] - USD ($)	6 Months Ended	12 Months Ended
	Nov. 30, 2018	May 31, 2019	May 31, 2018
Total Revenue	$ 16,000	$ 53,932
Net (Loss)	$ (3,180,000)	$ (3,767,067)	$ (210,657)
Basic Net Loss Per Share	$ (1.35)	$ (1.06)	$ 0.00